UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/17/2006

CAREMARK RX INC
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14200

DE	63-1151076
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

211 Commerce Street, Suite 800, Nashville, TN 37201
(Address of principal executive offices, including zip code)

615-743-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 18, 2006, Caremark Rx, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1. This press release is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                Description

----------------            -----------------
EX-99.1                  Press Release issued on May 18, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREMARK RX INC.

Date: May 18, 2006	By:	/s/ Peter J. Clemens IV
Peter J. Clemens IV
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued on May 18, 2006